UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 April 5, 2005
                           --------------------------
                                 Date of Report
                        (Date of earliest event reported)


                           WSFS Financial Corporation
                           --------------------------
             (Exact name of Registrant as specified in its Charter)

       Delaware                          0-16668                    22-2866913
----------------------------         ---------------              -------------
(State or other jurisdiction         (SEC Commission              (IRS Employer
     of incorporation)                   File No.)                Identification
                                                                      Number)

838 Market Street, Wilmington, Delaware                 19899
---------------------------------------                 -----
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code: (302)792-6000
                                                    -------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act
[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

                           WSFS FINANCIAL CORPORATION


                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
             ---------------------------------------------


         On April 5, 2005, the Registrant completed an issuance of $65 million aggregate principal amount of Pooled Floating Rate Capital Securities. These securities have a 30-year maturity and are redeemable by the Registrant after five years. The securities pay a floating interest rate based on three-month LIBOR plus 177 basis points and reprice quarterly.

         A copy of the press release is furnished with this Form 8-K as an exhibit. These securities are not registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration.



Item 9.01    Financial Statements, Pro Forma Financial
             Information and Exhibits
             ------------------------

         (c) Exhibits:

                  99       Press Release dated April 6, 2005

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       WSFS FINANCIAL CORPORATION


Date: April 7, 2005                    By:  /s/Robert F. Mack
                                            ------------------------------------
                                            Robert F. Mack
                                            Senior Vice President and Controller